Filed pursuant to Rule 497
File No. 333-225462

PROSPECTUS SUPPLEMENT (To Prospectus dated July 19, 2019 and Prospectus Supplement dated August 5, 2019 and November 4, 2019)	February 5, 2020

Oxford Lane Capital Corp.

$563,779,647
Common Stock

This prospectus supplement supplements the prospectus supplement, dated November 4, 2019 (the “Second Prospectus Supplement”), the prospectus supplement, dated August 5, 2019 (the “First Prospectus Supplement”) and the accompanying prospectus thereto, dated July19, 2019 (the “Base Prospectus,” together with the Second Prospectus Supplement, the First Prospectus Supplement and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Lane Capital Corp. in an “at-the-market” offering pursuant to an amended and restated equity distribution agreement, dated August 10, 2018, with Ladenburg Thalmann & Co. Inc., which was amended on May 8, 2019, November 4, 2019 and February 5, 2020, which most recent amendment reduced the maximum aggregate offering size of the “at the market” offering from $600,000,000 to $563,779,647 (the “Equity Distribution Agreement”).

You should carefully read the entire Prospectus before investing in our common stock. You should also review the information set forth under the “Risk Factors” section beginning on page 19 of the Base Prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From March 7, 2016 to January 7, 2020, we sold a total of 49,321,226 shares of common stock pursuant to the “at-the-market” offering. Of the 49,321,226 shares of common stock sold, 13,813,244 shares were sold pursuant to our prior registration statement on Form N-2 (File No 333-205405) (the “Prior Registration Statement”). The total amount of capital raised as a result of these sales of common stock was approximately $497.9 million ($147.6 million pursuant to the Prior Registration Statement) and net proceeds were approximately $489.9 million ($144.5 million pursuant to the Prior Registration Statement) after deducting the sales agent’s commissions and offering expenses.